UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023

TRAQIQ, INC.

(Exact name of registrant as specified in charter)

California	000-56148	30-0580318
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1931 Austin Drive Troy, Michigan	48083
(Address of Principal Executive Offices)	(zip code)

(248) 775-7400

(Registrant’s telephone number, including area code)

14205 SE 37th Street, Suite 100, Bellevue, WA 98006

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	TRIQ	OTC QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Merger Agreement

On May 19, 2023 (the “Closing Date”), TraQiQ, Inc., a California corporation (the “Company”), and its wholly-owned subsidiary, Titan Merger Sub Corp. (“Merger Sub”), entered into an Agreement and Plan of Merger dated as of the Closing Date (the “Merger Agreement”), with Titan Trucking, LLC, a Michigan limited liability company (“Titan”), Titan 5, LLC, a Michigan limited liability company (“Titan 5”), Titan National Holdings 2, LLC, a Michigan limited liability company (“Holdings”), Jeffrey Rizzo, an individual (“JR”), William McCauley, an individual (“WM”, and, together with Holdings, Titan 5 and JR, the “Sellers”), and Jeffrey Rizzo, as the Seller Representative, pursuant to which, on the Closing Date, Merger Sub was merged with and into Titan, with Titan continuing as the surviving entity and as a wholly-owned subsidiary of the Company (the “Merger”).

At the effective time of the Merger (the “Effective Time”), the issued and outstanding membership interests of Titan immediately prior to the Effective Time were converted into and exchanged for an aggregate of 630,900 shares of newly-created Series C Convertible Preferred Stock, par value $0.0001 (“Series C Preferred Stock”), of the Company (the “Merger Consideration”). Each share of common stock, par value $0.0001 per share, of Merger Sub that was issued and outstanding immediately prior to the Effective Time was converted into one newly-issued, fully-paid, and non-assessable membership interest of Titan, which constitutes the only equity interests of Titan.

The rights related to the Series C Preferred Stock are virtually identical to the rights related to the Company’s common stock, par value $0.0001 per share (“Common Stock”), except that each share of Series C Preferred Stock is convertible into 100 shares of Common Stock and the shares of Series C Preferred Stock vote together with the Common Stock on all matters submitted for a vote to the Company’s common shareholders on an as-converted basis.

Titan Trucking is a Troy, Michigan-based waste collection and trucking company specializing in the hauling of municipal solid waste and construction and demolition debris. The company operates a fleet of roll off and tractor trailer trucks to perform its services. Titan provides services to industrial generators, commercial contractors, and transfer station operators. Titan’s management team, many of which will assume key management roles at the Company as described below, has over 100 years of collective experience in the operations of solid waste and recycling businesses throughout the country.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

The foregoing summary of the Merger Agreement has been included to provide investors and securityholders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about the Company, Merger Sub, Titan, the Sellers, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specified dates, were solely for the benefit of the respective parties to such agreement, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Merger Sub, Titan, the Sellers or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Post-Closing Governance

In connection with the Merger, on the Closing Date, Greg Rankich resigned from his position as a director of the Company, which created a second vacancy on the Company’s board of directors. To fill such vacancies, on May 22, 2023, the board of directors of the Company appointed Glen Miller and Jeffrey Rizzo as directors and Glen Miller as the chairman of the board of directors.

In addition, in connection with the Merger, on the Closing Date, Ajay Sikka resigned his positions as Chief Executive Officer and Chief Financial Officer of the Company, and the board of directors of the Company appointed Glen Miller, Jeffrey Rizzo and Michael Jansen as Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, respectively, of the Company.

Biographical information with respect to Messrs. Miller, Rizzo and Jansen and other information with respect to such appointments is set forth under Item 5.02 of this Current Report on Form 8-K, which information is incorporated by reference herein.

Ancillary Agreements

On the Closing Date, the Company entered into employment and consulting agreements with each of Glen Miller and Jeff Rizzo, who will respectively serve as the Chief Executive Officer and Chief Operating Officer of the Company.

Moreover, the Company entered into restrictive covenant agreements with each of Marilyn Rizzo and Michelle Rizzo (the “Restricted Parties”), pursuant to which the Restricted Parties are preventing from competing with and interfering with the business relations of the Company for a period of five years from the Closing Date.

Furthermore, in connection with the Merger Agreement, the Company entered into an escrow agreement with Seller Representative and Equity Stock Transfer, LLC (the “Escrow Agent”), pursuant to which the Company and Seller Representative have designated and appointed the Escrow Agent to receive, hold in escrow, and disburse 63,090 shares of Series C Preferred Stock in accordance with the term of such agreement to secure certain representations and warranties and indemnification obligations of the Sellers in the Merger Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described under Item 1.01 of this Current Report on Form 8-K, on the Closing Date, the Company completed its acquisition of the membership interests of Titan in exchange for the issuance by the Company to the Sellers of 630,900 shares of Series C Preferred Stock. The foregoing does not constitute a complete summary of the terms of the Merger Agreement or the transactions contemplated thereby, and reference is made to the disclosures contained in Item 1.01 of this Current Report on Form 8-K and the complete text of the Merger Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K, which are incorporated by reference herein.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the shares of Series C Preferred Stock by the Company in exchange for the membership interests of Titan pursuant to the Merger Agreement is incorporated herein by reference. The shares of Series C Preferred Stock issued pursuant to the Merger Agreement were issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506 of regulation D thereunder. Accordingly, such shares, and the shares of Common Stock issuable upon conversion thereof, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the transactions contemplated by the Merger Agreement, on the Closing Date, the Company filed a Certificate of Determination with the Secretary of State of the State of California (the “COD”), pursuant to which the Company created the Series C Preferred Stock. The rights related to the Series C Preferred Stock are virtually identical to the rights related to the Common Stock, except that each share of Series C Preferred Stock is convertible into 100 shares of Common Stock and the shares of Series C Preferred Stock vote together with the Common Stock on all matters submitted for a vote to the Company’s common shareholders on an as-converted basis. The foregoing does not constitute a complete summary of the terms of the COD and reference is made to the complete text of the COD filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under the heading “Post-Closing Governance” in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference, following the resignation of Greg Rankich as a director of the Company, which created a second vacancy on the Company’s board of directors, on May 22, 2023, Glen Miller and Jeffrey Rizzo were appointed as directors to fill both vacancies on the board of directors of the Company, and Mr. Miller was appointed as the chairman of the board of directors. In addition, as described under the heading “Post-Closing Governance” in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference, on the Closing Date Ajay Sikka resigned his positions as Chief Executive Officer and Chief Financial Officer of the Company, and Glen Miller was appointed by the board as the Chief Executive Officer of the Company, Jeffrey Rizzo was appointed by the board as the Chief Operating Officer of the Company and Michael Jansen was appointed by the board as Chief Financial Officer of the Company. Biographical information regarding Messrs. Miller, Rizzo and Jansen is set forth below:

Glen Miller, age 65, has over 48 years of experience in the solid waste collection, transportation and disposal business working for both private and public companies. Throughout his executive career, Mr. Miller has been instrumental in successfully acquiring and integrating over 100 waste service companies. Since January 2020, Mr. Miller has been owner and sole member of Solid Waste Resources LLC, a waste consulting firm. From 2014 to January 2020, Mr. Miller was the owner and Chief Executive Officer of Gold Medal Environmental Services, Inc., a solid waste and recycling company based in New Jersey.

Jeffrey Rizzo, age 47, has over 25 years of experience in the solid waste collection, transportation and disposal business working for private companies. Throughout his career, Mr. Rizzo has been successful in acquiring and integrating multiple waste companies. Since 2017, Mr. Rizzo has been the owner and President of Titan, which specializes in the collection and transportation of non-hazardous waste and recycling materials.

Michael Jansen, age 66, has 30 years of experience in the solid waste collection, transportation, disposal and recycling business working for both public and private companies. Mr. Jansen spent over 14 years working for Waste Management, Inc. as the Regional VP of Finance for the Michigan marketplace. Throughout his career, Mr. Jansen has been involved in the acquisition of several waste companies. From 2016 to April 2023, Mr. Jansen was Director Finance Operations of GFL Environmental USA, Inc. (GFL:NYSE), a diversified waste management company with operation across North America, where he was involved with various financial matters, including overseeing financial performance and reporting. Mr. Jansen earned a Bachelor’s Degree in Accounting from Wayne State University and is a Certified Public Accountant.

Except as provided in the Merger Agreement, there are no arrangements or understandings between Mr. Miller or Mr. Rizzo and any other person or persons pursuant to which Mr. Miller or Mr. Rizzo was selected as a director of the Company. There are no current or proposed transactions in which Mr. Miller or Mr. Rizzo, or any member of the immediate family of either of Mr. Miller or Mr. Rizzo, has an interest that is required to be disclosed under Item 404(a) of Regulation S-K promulgated by the Securities Exchange Commission.

In connection with the appointments of Messrs. Miller and Rizzo as executive officers of the Company, the Company entered into five-year employment agreements with Messrs Miller and Rizzo pursuant to which Mr. Miller will serve as the Company’s Chief Executive Officer and Mr. Rizzo will serve as the Company’s Chief Operating Officer. Pursuant to their employment agreements, Messrs Miller and Rizzo are entitled to base salaries of $295,000 and $275,000, respectively. If for any fiscal year of the Company during the term of such agreements, the Company’s net revenues, exclusive of extraordinary one-time revenues, exceed the Base Amount (as defined below), then commencing on January 1 of the next succeeding fiscal year, the executive’s base salary will be increased by 10% for every $50,000,000 of annual revenue the Company achieved in such fiscal year over the Base Amount. For purposes of the employment agreements, the “Base Amount” will initially be $100,000,000 and will be adjusted each January 1 during the term of the agreements to the amount, rounded down to the next increment of $50,000,000, by which the amount of the Company’s net revenues, exclusive of extraordinary one-time revenues, for the prior fiscal year exceeded the Base Amount for such fiscal year. In addition to base salary, each executive will be eligible to participate in a yearly discretionary performance-based bonus plan, in accordance with the Company’s bonus plan approved by its board of directors, with the bonus target in each calendar year equal to 45% of the executive’s base salary. The bonuses will be based upon agreed-upon goals and milestones being met by the executive and the Company.

In addition, pursuant to the employment agreements, Mr. Miller will receive an initial award of 70,100 shares of Series C Preferred Stock and 7,948,753 shares of restricted common stock, and Mr. Rizzo will receive an initial award of 7,948,753 shares of restricted common stock, each in accordance with the Company’s equity incentive plan. Such shares of common stock will vest annually in five equal installments over five years.

Under each of these employment agreements, the executive will be entitled to severance in the event the Company terminates his employment without Cause (as defined in the employment agreement), or he resigns from his employment for Good Reason (as defined in the employment agreement). The severance amount for each executive would be (i) his pro rata base salary through the date of termination, and (ii) a severance amount equal to 12 months’ salary.

Each employment agreement also contains standard employee agreements containing customary confidentiality restrictions and work-product provisions, as well as customary non-competition covenants and non-solicitation covenants with respect to the Company’s employees, consultants and customers.

The foregoing descriptions of the employment agreements do not purport to be complete and are qualified in their entirety by such employment agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included herein, regarding the transactions described herein (the “Transactions”), the Company’s ability to consummate the Transactions and raise capital prior to the Merger, the benefits of the Transactions, the Company’s future financial performance following the Transactions, as well as the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company and Titan management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to successfully or timely consummate the Transactions or to satisfy the closing conditions, including the failure to realize the anticipated benefits of the Transactions, including as a result of a delay in its consummation; the occurrence of events that may give rise to a right of one or all of the Company, Titan and the Sellers to terminate the definitive agreements related to the Transactions; the risks related to the growth of the Company’s business and the timing of expected business milestones; and the effects of competition on the Company’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that the Company neither presently knows nor currently believes are material that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations can be found in the Company’s periodic filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023 and any subsequently filed Quarterly Report on Form 10-Q. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 7.01	Regulation FD Disclosure

On May 23, 2023, the Company issued a press release announcing their closing of the transactions contemplated by the Merger Agreement and the acquisition of Titan. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibits 99.1.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The financial statements required by Item 9.01 with respect to the acquisition described in Item 2.01 are not being filed herewith but will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b) Pro forma financial information. The pro forma financial information required by Item 9.01 with respect to the acquisition described in Item 2.01 above is not being furnished herewith but will be furnished by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger dated as of May 19, 2023 among the Company, Titan Merger Sub Corp,, Titan Trucking, LLC, Titan 5, LLC, Titan National Holdings 2, LLC, Jeffrey Rizzo, William McCauley and Jeffrey Rizzo, as the Seller Representative
3.1	Certificate of Determination for the Company’s Series C Convertible Preferred Stock.
10.1	Employment Agreement dated as of May 19, 2023 between the Company and Glen Miller
10.2	Employment Agreement dated as of May 19, 2023 between the Company and Jeffrey Rizzo
99.1	Press release of the Company dated May 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules, exhibits and similar supporting attachments to this exhibit are omitted pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2023	TRAQIQ, INC.

	By:	/s/ Glen Miller
Glen Miller
Chief Executive Officer